UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Starwood Real Estate Income Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PLEASE VOTE NOW!Meeting Materials: Notice of Meeting, Proxy Statement, form of Proxy Card & Annual Report on Form 10-K. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On August 12, 2025 For Stockholders of record as of May 14, 2025. Starwood Real Estate Income Trust, Inc. TO ORDER PAPER MATERIALS, USE ONE Annual Meeting of Stockholders OF THE FOLLOWING METHODS. Tuesday, August 12, 2025 9:00 AM, Eastern Time. Internet: The Annual Meeting to be held live via the internet. https://web.viewproxy.com/SREIT/2025 Please visit https://web.viewproxy.com/SREIT/2025 Phone: 877-777-2857 TOLL FREE For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to: Email: https://web.viewproxy.com/SREIT/2025 requests@viewproxy.com If requesting material by e-mail, please send a To vote your proxy while visiting this site, you will need the control blank e-mail with the company name and your number in the box on this page. control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your This communication presents only an overview of the more complete e-mail requesting material. proxy materials that are available to you on the internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Scan QR Code for Digital Voting Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or Email copy of the proxy material for this and/or future stockholder meetings, you must request one, there is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 30, 2025 to facilitate timely delivery. CONTROL NUMBER SEE REVERSE FOR FULL AGENDA

Starwood Real Estate Income Trust, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” ON PROPOSALS 1 and 2. Proposal: 1 The election of ten director nominees listed in the proxy statement. 1.01 Barry S. Sternlicht 1.02 Andres Panza 1.03 Jonathan Pollack 1.04 Austin Nowlin 1.05 Richard D. Bronson 1.06 David B. Henry 1.07 Robin Josephs 1.08 Peggy Lamb 1.09 Dale Anne Reiss 1.10 James E. Walker 2 The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.